UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2023
PHINIA INC.
________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-41708	92-2483604
(State or other jurisdiction of Incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

3000 University Drive,	Auburn Hills,	Michigan	48326
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (248) 754-9200
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	PHIN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01Other Events
PHINIA Inc. (the “Company”) previously filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form 10, initially filed on April 3, 2023 (as amended, the “Registration Statement”), relating to the separation (the “Spin-Off”) of the Company from BorgWarner Inc. (“BorgWarner”), to be effected by BorgWarner’s distribution of 100% of the shares of common stock of the Company, par value $0.01 per share, to holders of common stock of BorgWarner as a pro rata dividend in the Spin-Off.
On June 13, 2023, the Registration Statement was declared effective by the SEC. The Registration Statement includes a preliminary information statement that describes the Spin-Off and provides important information regarding the Company’s business and management. The final information statement, dated June 13, 2023 (the “Information Statement”), is attached hereto as Exhibit 99.1.
As further described in the Information Statement, the Spin-Off is expected to be effective at 5:00 P.M. Eastern time on July 3, 2023 (the “Distribution Date”). Holders of BorgWarner common stock will be entitled to receive one share of the Company’s common stock for every five shares of BorgWarner common stock held on June 23, 2023, the record date for the distribution. The distribution is subject to the satisfaction or waiver of certain conditions described in the Information Statement.
Although the Company expects that a limited market, commonly known as a “when-issued” trading market, will develop on the third trading day prior to the Distribution Date, the Company’s common stock is expected to begin trading “regular way” on the New York Stock Exchange under the ticker symbol “PHIN” on July 5, 2023, the first trading day after the Distribution Date.
Item 9.01Financial Statements and Exhibits
(d)Exhibits. The following exhibits are being filed as part of this Report.

Exhibit Number	Description

99.1	Information Statement of PHINIA Inc. dated June 13, 2023.

104.1	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHINIA Inc.

Date: June 13, 2023	By:	/s/ Brady D. Ericson
Name: Brady D. Ericson
Title: President and Chief Executive Officer